PROFUNDS
ProFund VP Bear
ProFund VP Dow 30
ProFund VP Falling U.S. Dollar
ProFund VP Short Dow 30
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short Mid-Cap
ProFund VP Short Small-Cap
ProFund VP UltraShort Dow 30
(each, a “Fund” and collectively, the “Funds”)
Supplement dated September 28, 2026
to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,
each dated April 30, 2026, as supplemented or amended
* * * * *
On September 28, 2026, the Board of Trustees of ProFunds approved a Plan of Liquidation and Termination for the following funds.
Fund Name
ProFund VP Bear
ProFund VP Dow 30
ProFund VP Falling U.S. Dollar
ProFund VP Short Dow 30
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short Mid-Cap
ProFund VP Short Small-Cap
ProFund VP UltraShort Dow 30
Effective April 12, 2027, the Funds will no longer accept purchases of new shares. Shareholders may continue to reinvest dividends and distributions in the Funds until April 16, 2027.
It is anticipated that each Fund will be liquidated on or about April 23, 2027 (the “Liquidation Date”). On or about April 16, 2027, each Fund will begin liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.
Any shareholders remaining in each Fund on the Liquidation Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Liquidation Date. Each Fund may distribute to its shareholders capital gains and net investment income on or before the Liquidation Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.
For more information, please contact the Funds at 1-866-776-3637
Please retain this supplement for future reference.